UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #2

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

Commission File Number: 000-55986

MCIG, INC.
(Exact name of registrant as specified in charter)
Nevada	27-4439285
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4720 Salisbury Road Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	570-778-6459

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “mCig,”, “we” and “our” refer to mCig, Inc. unless the context requires otherwise

ITEM 2.01. Completion of Acquisition or Disposition of Assets

This Amended Current Report on Form 8-K/A is being filed for the purpose of clarifying that the distribution of the OBITX common stock, reported on Form 8-K and Form 8-K/A (both filed on January 2, 2019), as intended to occur by way of a pro rata dividend to the Company’s stockholders, has not transpired as of this date since the Company is in the process of having the Financial Industry Regulatory Authority (FINRA) review and accept the Issuer Company-Related Action Notification Form as filed with FINRA, a requisite regulatory requirement for the distribution of the dividend. Upon attainment of all regulatory approvals, the Company will provide a new Current Report on Form 8-K to update the status of the dividend distribution.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCIG, INC.

Date: February 8, 2019	By:	/s/ Paul Rosenberg
Paul Rosenberg, Chief Executive Officer

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